UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    April 30, 2004
                                                 -------------------------------

                          GS Mortgage Securities Corp.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     333-100818-30                 13-6357101
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)            Identification No.)


85 Broad Street, New York, New York                               10004
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code      (212) 902-1000
                                                  ------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Attached as Exhibits 4.1 and 4.2 are the Trust Agreement and Standard Terms to Trust Agreement (each as defined below) for GSR Mortgage Loan Trust 2004-5, Mortgage Pass-Through Certificates, Series 2004-5. On April 30, 2004, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Trust Agreement, dated as of April 1, 2004 (the "Trust Agreement"), between the Company, as depositor, and JPMorgan Chase Bank, as custodian and trustee, and Standard Terms to Trust Agreement April 2004 Edition (the "Standard Terms"), of GSR Mortgage Loan Trust 2004-5, Mortgage Pass-Through Certificates, Series 2004-5 (the "Certificates"). The Class 1A1, Class 1A2, Class 1A3, Class 1AX, Class 2A1, Class 2AX, Class 3A1, Class 3A2, Class 3A3, Class B1, Class B2, Class B3 and Class R Certificates, with an aggregate scheduled principal balance as of April 1, 2004 of $545,115,100, were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of April 27, 2004, by and between the Company and the Underwriter.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement and Standard Terms.

Item7.    Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

(c)   Exhibits

Exhibit 4.1 Trust Agreement, dated as of April 1, 2004, between GS Mortgage Securities Corp., as depositor, and JPMorgan Chase Bank, as trustee and custodian.

Exhibit 4.2       Standard Terms to Trust Agreement April 2004 Edition.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: May 11, 2004                        GS MORTGAGE SECURITIES CORP.




                                          By:  /s/  Samuel Ramos
                                             ------------------------------
                                              Name:  Samuel Ramos
                                              Title: Secretary

                                INDEX TO EXHIBITS


Item  601(a)  of
Regulation  S-K                                             Paper (P) or
Exhibit No.                Description                      Electronic (E)
-----------                -----------                      ---------------
4.1                        Trust Agreement, dated as of            E
                           April 1, 2004, between GS
                           Mortgage Securities Corp.,
                           as depositor, and JPMorgan
                           Chase Bank, as trustee and
                           custodian.

4.2                        Standard Terms to Trust                 E
                           Agreement April 2004
                           Edition.